UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2005
                                                          -------------

                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                                   Sponsor of
                        Nelnet Student Loan Trust 2005-2)


             Delaware                333-118566-02        75-2997993
   ----------------------------      -------------        ----------
   (State of other jurisdiction      (Commission          (IRS Employer
   of incorporation)                 File Number)         Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska              68508
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               (Address of principal executive offices)         (ZipCode)

Registrant's telephone number, including area code (402) 458-2370
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

        This Current Report on Form 8-K is being filed to update the description of the pool of student loans held in the trust estate securing the repayment of Nelnet Student Loan Trust 2005-2's Class A-1 through Class A-5 and Class B student loan asset-backed notes.

        Nelnet Student Loan Trust 2005-2 agreed to file a Current Report on Form 8-K at the end of the prefunding period described in the Prospectus Supplement, dated April 19, 2005 and the Prospectus, dated April 6, 2005, (collectively, the "Prospectus") to update the collateral information contained in the Prospectus. The prefunding period ended on June 30, 2005. The percentages set forth in the tables attached hereto may not always total 100% and the balances may not always total to $1,937,015,878 due to rounding.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        99.1   Composition of the Student Loan Portfolio as of May 31, 2005.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN
                                          FUNDING, LLC


                                          By: NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By: /s/ Jeffrey Noordhoek
                                              ----------------------------------
                                              Jeffrey Noordhoek
                                              Vice President


Dated:  June 30, 2005

                                  EXHIBIT INDEX



               Exhibit
               -------


99.1    Composition of Loan Portfolio